UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Crown Castle Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The pathway to possible. Driving Value Creation at a Pivotal Stage May 2024

2 PAGE CAUTIONARY LANGUAGE REGARDING FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995 . Statements that are not historical facts are hereby identified as forward - looking statements . In addition, words such as “estimate,” “anticipate,” “project,” “plan,” “intend,” “believe,” “expect,” “likely,” “predicted,” “positioned,” “continue,” “target,” “seek,” “focus” and any variations of these words and similar expressions are intended to identify forward - looking statements . Examples of forward - looking statements include statements, plans, projections, expectations and estimates regarding (1) the strategic and operating review, including the outcomes of such review, and execution of Company initiatives, (2) benefits and advantages of the actions set forth in this presentation, (3) benefits and advantages from the experience and insights of the directors and the new CEO, (4) the value of our business model and strategy and the demand for our communications infrastructure and (5) the growth in our business, including in fiber solutions and small cells, and its driving factors . Such forward - looking statements should, therefore, be considered in light of various risks, uncertainties and assumptions, including prevailing market conditions, risk factors described in “Item 1 A . Risk Factors” of the Annual Report on Form 10 - K for the fiscal year ended December 31 , 2023 , and other factors . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected . Unless legally required, the Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . This presentation also includes third - party data . While the Company is not aware of any misstatements in such data, Crown Castle makes no representation as to the accuracy or completeness of such data or actual results of third - party projections contained herein . Our filings with the Securities and Exchange Commission ("SEC") are available through the SEC website at www . sec . gov or through our investor relations website at investor . crowncastle . com . We use our investor relations website to disclose information about us that may be deemed to be material . We encourage investors, the media and others interested in us to visit our investor relations website from time to time to review up - to - date information or to sign up for e - mail alerts to be notified when new or updated information is posted on the site . IMPORTANT STOCKHOLDER INFORMATION The Company filed a definitive proxy statement and a WHITE proxy card on April 11 , 2024 , as well as a proxy supplement and a revised WHITE proxy card on April 22 , 2024 , with the SEC in connection with its solicitation of proxies for its 2024 Annual Meeting . THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE PROXY SUPPLEMENT, THE ACCOMPANYING REVISED WHITE PROXY CARD, AND ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS, WHEN THEY BECOME AVAILABLE, AS THEY CONTAIN IMPORTANT INFORMATION . Stockholders may obtain the proxy statement and the proxy supplement, any amendments or supplements to these documents, when they become available, and other documents without charge from the SEC’s website at www . sec . gov . PARTICIPANT INFORMATION The Company, its directors, director nominees, certain of its officers, and other employees are or will be “participants” (as defined in Section 14 (a) of the U . S . Securities Exchange Act of 1934 , as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2024 Annual Meeting . The identity, their direct or indirect interests (by security holdings or otherwise), and other information relating to the participants is available in the Company’s definitive proxy statement on Schedule 14 A filed with the SEC on April 11 , 2024 , in the section entitled “Beneficial Ownership of Common Stock” (on page 90 ) and Appendix C (on page C - 1 ) . To the extent the holdings by the “participants” in the solicitation reported in the Company’s definitive proxy statement have changed, such changes have been or will be reflected on “Statements of Change in Ownership” on Forms 3 , 4 or 5 filed with the SEC (where applicable) . All these documents are or will be available free of charge at the SEC’s website at www . sec . gov . NON - GAAP MEASURES AND OTHER INFORMATION This presentation includes certain non - GAAP financial measures, including Adjusted EBITDA . Adjusted EBITDA is not intended as an alternative measure of operating results or cash flow from operations (as determined in accordance with Generally Accepted Accounting Principles (“GAAP”)) . Adjusted EBITDA may not be comparable to similarly titled financial measures of other companies, including other companies in the communications infrastructure sector or other real estate investment trusts . Adjusted EBITDA is presented as additional information because management believes Adjusted EBITDA is a useful indicator of the financial performance of our business . Among other things, management believes that Adjusted EBITDA is useful to investors or other interested parties in evaluating our financial performance . Adjusted EBITDA is the primary measure used by management (1) to evaluate the economic productivity of our operations and (2) for purposes of making decisions about allocating resources to, and assessing the performance of, our operations . Management believes that Adjusted EBITDA helps investors or other interested parties meaningfully evaluate and compare the results of our operations (1) from period to period and (2) to our competitors, by removing the impact of our capital structure (primarily interest charges from our outstanding debt) and asset base (primarily depreciation, amortization and accretion) from our financial results . Management also believes Adjusted EBITDA is frequently used by investors or other interested parties in the evaluation of the communications infrastructure sector and other REITs to measure financial performance without regard to items such as depreciation, amortization and accretion, which can vary depending upon accounting methods and the book value of assets . In addition, Adjusted EBITDA is similar to the measure of current financial performance generally used in our debt covenant calculations . Adjusted EBITDA should be considered only as a supplement to net income (loss) computed in accordance with GAAP as a measure of our performance . Further information on, our definition of and the reconciliation of Adjusted EBITDA to net income (loss) is set forth in Appendix A to this presentation, our Earnings Release for the quarter ended March 31 , 2024 , which is posted in the Investors section of Crown Castle’s website at investor . crowncastle . com, and our Annual Report on Form 10 - K for the year ended December 31 , 2023 . As used in this presentation, the term "including" and any variations thereof, means "including without limitation . ” Cautionary Information

Executive Summary

01

Crown Castle is Taking Comprehensive Actions to Maximize Shareholder Value

- The Crown Castle Board is taking decisive action and has been successfully executing a clear plan of transformative value-enhancing initiatives, including the finished CEO search, launch of the Fiber segment review, substantial Board refreshment, and driving efficiencies in our Towers segment
- Following a robust search process, the Board unanimously appointed Steven Moskowitz as President and CEO in a seamless leadership transition
  - With over 25 years of experience in the industry, Steven is a tower veteran who has developed all the key skillsets that the Board was looking for, including strong operating experience with domain expertise, strategic capital allocation, proven value creation, and prior CEO experience leading high-performing teams; even Ted Miller concedes that Moskowitz's appointment "marks a step in the right direction"
- Crown Castle is progressing a comprehensive strategic and operating review of the fiber and small cell business and is moving rapidly, yet methodically, on these initiatives to maximize shareholder value with the support and input of the new CEO
  - The Board has formed a dedicated Fiber Review Committee, composed of directors with critical skills to oversee the broad strategic alternatives mandate with the help of independent financial and legal advisors, and to leave no stone unturned in the review process

02

With the Right Board to Effectively Oversee the Company's Value Creation Efforts

- The Board has taken a thoughtful approach to refreshment and composition, ensuring an optimal mix of skills and experiences to provide fresh perspectives to oversee management and its execution of strategy
  - With seven diverse independent directors, Crown Castle's current Board is one of the most diverse among all NYSE-listed REITs, highlighting the Board's commitment to fostering an effective boardroom dynamic composed of critical and divergent views
- Seven of our current eleven independent directors have been added to the Board since 2020, with valuable skills, including:
  - Tower and fiber expertise, public company CEO and CFO experience in highly regulated industries, investor perspectives from leading portfolio managers and current shareholders, M&A strategy and execution, real estate and REIT knowledge, and corporate governance insight
- In 2023, the Board entered into a Cooperation Agreement on what it was advised were market-standard terms with Elliott Management because of its view that Elliott's two nominees provided additive skills and perspectives and that there was alignment with Elliott on several key issues facing the Company, including the Board's desire to review strategic alternatives for the fiber business and efforts to identify a new CEO

03

Ted Miller is Attempting to Gain Control of Crown Castle and Jeopardize the Clear Progress Underway

- Miller is seeking to install himself as Executive Chair, or Chair in some capacity, and appoint his son-in-law and two of his friends to the Board in place of four of our highly qualified directors in order to take credit for our ongoing transformation, despite the risk of Miller's negative impact on the ability of our new CEO to exercise his leadership on critical operational and strategic initiatives
  - Notably, every near-term, critical action in Miller's plan is already under consideration, Boots Capital owns only 0.18% of Crown Castle stock and Boots' nominees do not provide any additive skills; in fact, Miller departed the Company 22 years ago, when Crown Castle and tower industry dynamics were vastly different, and has not been operationally involved in any other tower business since then
  - Miller is pursuing unnecessary litigation and attempting to prevent us from implementing our strategy to enhance shareholder value through a series of delaying and obstructing acts fueled by his self-interested goals of regaining Company control
  - Under Miller's leadership, Crown Castle's total shareholder return declined by 83% and the Company's stock price was approximately $1.00 per share on the date of the announcement of his departure from the Board

CROWN CASTLE

PAGE 3

4 PAGE Crown Castle is Taking Comprehensive Actions to Maximize Shareholder Value

Crown Castle At A Glance

Leading Digital Infrastructure Provider [1]

Crown Castle

- >40K Towers [2]
- ~115K Small Cells [3]
- ~90K Route Miles of Fiber

$64.8Bn
Enterprise Value

$1.5Bn
2023A Net Income

$4.4Bn
2023A Adj. EBITDA [4]

Meaningful Capital Return Through Dividends ($Bn) [5]



$1.2
$1.5
$1.8
$1.9
$2.1
$2.4
$2.6
$2.7
CAGR: 12%
22%
18%
7%
10%
13%
10%
5%
YoY Growth
2016
2017
2018
2019
2020
2021
2022
2023

Towers Segment

$4.3Bn
2023A Segment Site Rental Revenue

$3.4Bn
2023A Segment Site Rental Gross Margin [6]

- Industry leading portfolio of 40k+ towers [2] primarily located in the highly attractive US market, with 71% of towers located in the 100 largest US BTAs
- Highly stable, contracted revenue base, with 98-99% retention each year and high credit-quality customer base
- Attractive margins and minimal capex requirements, producing robust free cash flow generation and superior unit economics
- Operating review completed, leveraging a leading management consulting firm to identify strengths and areas of improvement within the Towers Segment

Fiber Segment

$2.2Bn
2023A Segment Site Rental Revenue

$1.5Bn
2023A Segment Site Rental Gross Margin [6]

- Scaled enterprise fiber and small cell network with ~90k fiber route miles and ~115k on air + under contract small cell nodes
- Fiber and small cell network concentrated in the most attractive, growing markets and poised to benefit from increased data demand and 5G densification
- High-quality, low-churn, contracted customer base across both fiber solutions and small cells provides high revenue visibility
- Strategic review underway to unlock value within the Fiber Segment

Source: Company filings and publicly available information

1. Figures (except enterprise value) as of 12/31/2023 per FY2023 10-K; enterprise value as of 5/1/2024
2. Number of towers and other structures, such as rooftops (collectively, "towers")
3. Number of small cell nodes on air or under contract
4. Adjusted EBITDA defined as net income (loss) plus restructuring charges (credits), asset write-down charges, acquisition and integration costs, depreciation, amortization and accretion, amortization of prepaid lease purchase price adjustments, interest expense and amortization of deferred financing costs, net, (gains) losses on retirement of long-term obligations, net (gain) loss on interest rate swaps, (gains) losses on foreign currency swaps, impairment of available-for-sale securities, interest income, other (income) expense, (benefit) provision for income taxes, net (income) loss from discontinued operations, (gain) loss on sale of discontinued operations, cumulative effect of a change in accounting principle and stock-based compensation expense, net
5. Based on total aggregate dividends (in billions USD) paid during each indicated fiscal year
6. Segment site rental gross margin refers to segment site rental revenues less segment site rental costs of operations, excluding stock-based compensation expense, net and amortization of prepaid lease purchase price adjustments recorded in consolidated site rental costs of operations

CROWN CASTLE
PAGE 5

Total Return Performance Over Time

Addressing performance concerns has been the Board's top priority and focus – we acknowledge change was needed, and significant Board and **leadership change has already occurred**



Since Strategic Shift Following Constructive Engagement with Elliott (1)
(5.4%)
(19.2%)
(9.8%)
(2.7%)
Last Five Years (Unaffected) (2)
+8.8%
+17.4%
+18.3%
(15.4%)
CROWN CASTLE
SBA
AMERICAN TOWER
IYZ (3)
(iShares U.S. Telecom ETF)

Source: FactSet

1. Market data as of 5/1/2024; since 11/26/2023, the day prior to Elliott Management's Open Letter to the Board
2. Unaffected date refers to periods prior to 2/19/2024, the day prior to Boots Capital's Open Letter to the Board
3. IYZ is BlackRock's iShares U.S. Telecommunications ETF; an exchange-traded fund tracking an index composed of domestic telecommunications equities

CROWN CASTLE
PAGE 6

Board and Management are Taking Comprehensive Steps to Reposition and to Maximize Value Creation

Leadership Action	Description	Status
1 Newly Appointed Industry Veteran as CEO	Following a robust search process (including consultation with Russell Reynolds), the Board has finalized the appointment of tower industry veteran Steven Moskowitz as CEO, due to his over 25 years of experience leading, growing and advising wireless infrastructure companies and proven track record of value creation The Board came together quickly to locate a highly qualified replacement following the sudden departure of Jay Brown, Crown Castle's former CEO, including facilitating a seamless interim leadership transition	✓ COMPLETED
2 Review of Fiber and Small Cell Businesses to Unlock Value	We have been executing a comprehensive strategic and operating review of the fiber and small cell business, with the help of independent financial and legal advisors, and with the goal of unlocking shareholder value – we are moving rapidly, yet methodically The operating review is now complete, and the Board is in Phase 2 of the strategic review – the Company has recently engaged with multiple parties expressing interest in a potential transaction involving all or part of our Fiber segment; these discussions are ongoing, and newly appointed CEO Steven Moskowitz is concurrently reviewing work carried out to date by the Board	~ IN PROCESS (PHASE 2)
3 Strengthened the Board of Directors	The Board's composition reflects its thoughtful refreshment process, with 7 of our 11 current independent directors being added since 2020, and its rigorous selection criteria geared toward safeguarding value, with director additions providing: Tower and fiber expertise, significant leadership records in highly regulated industries, real estate and REIT insight, public company CEO and CFO experience, and a shareholder viewpoint	✓ ONGOING
4 Utilizing our Leadership Position in Towers to Maximize Shareholder Value	As identified by a leading management consulting firm in our recent strategic and operating review, we have a differentiated competitive advantage in providing services to our customers, as a leading operator of 40,000 towers in the U.S. Our new CEO, Steven Moskowitz, is laser focused on seeking incremental ways (i.e., driving additional lease-up and MLA terms, maximizing operating efficiency, and managing cash prudently) to build upon our leadership position to drive cash flows, which will ultimately enhance long-term value for our shareholders	~ IN PROCESS

CROWN CASTLE

PAGE 7

Tower Industry Veteran Steven Moskowitz, Our New President and CEO, to Further Drive Value Creation



Steven Moskowitz,
President & CEO

Brings 25+ years of tower operating experience and proven track record of value creation

Significant strategic benefit of coming from the "other side" as a competitor of Crown Castle for many years

AMERICAN TOWER®

EVP and President, U.S. Tower Division and Other Roles
(1998 – 2009)

- During his tenure, American Tower became the largest & most profitable U.S. wireless infrastructure company:
  - Tripling in size to more than 20,000 cell sites and expanding the indoor DAS network division
  - Growing EBITDA approximately 5x, representing more than 85% of the corporation's profitability
  - Posting a TSR gain of +98% [1]

NextG Networks

Chief Executive Officer
(2010 – 2012)

- During his tenure as the CEO of NextG Networks, a provider of fiber-based distributed antennae systems (DAS), Steven successfully scaled the business:
  - Substantially increased revenue and cash flow and grew assets by 75% to approximately 10,000 outdoor small cell nodes, leading to a successful sale to Crown Castle in 2012

CENTENNIALTOWERS

Chief Executive Officer
(2014 – 2023)

- As the CEO of Centennial Towers Holding LP, Steven created a leading provider of build-to-suit cell sites in Brazil, Colombia and Mexico
- Negotiated the successful sale of Centennial Brazil and Colombia to IHS Holding Limited and the sale of Centennial Mexico to MXT Holdings and financial sponsors, Ardian and Mexico Infrastructure Partners
- Reorganized the company's leadership team and improved capital spending

RAYMOND JAMES

"We think this is an **excellent hire for CCI** and are glad the CEO search is over so the company can focus on the Fiber / Small Cell strategic review, and we think it was very **important to have the new CEO participate** in that process"

– **Ric Prentiss and Brent Penter** (April 10, 2024) *(Raymond James)* [2]

WELLS FARGO

"Overall, **we're impressed with Moskowitz's resume**, and his experience working across all the public tower food groups — U.S. towers, international towers and fiber/small cells — should **prove invaluable** as the company positions itself for the next stage of its transformation — a potential sale or spin-off of its fiber/small cell division"

– **Eric Luebchow and Caleb Stein** (April 10, 2024) *(Wells Fargo)* [3]

CROWN CASTLE

Source: Crown Castle – 2024 Definitive Proxy Statement; Company filings and publicly available information
1. Reflects American Tower TSR per FactSet, from commencement of OTC trading (February 27, 1998) to Steven's final day as an employee of AMT (April 3, 2009)
2. Raymond James – "Crowning a New CEO – Hires Steven Moskowitz as President and CEO" (April 10, 2024)
3. Wells Fargo – "CCI Announces New CEO; Strategic Review Up Next" (April 10, 2024)

PAGE 8

Formed a "Fiber Review Committee" of the Board to Comprehensively Evaluate Strategy and Operations

Broad Mandate	**Strategic Review:** Evaluate strategic alternatives for separating all or part of the Fiber segment, including the potential sale, spin-off / split-off, JV or merger of the Fiber segment, the fiber solutions sub-segment, and/or the small cell sub-segment **Operating Review:** Assess the business, core capabilities, cost structure, competitive positioning and organizational structure, as well as perform market analysis and operational benchmarking
Comprehensive Process	I. Established the Fiber Review Committee, whose members all have extensive experience in evaluating and overseeing transactions of scale and complexity II. Hired external advisors — industry, financial, and legal experts (Morgan Stanley, Bank of America, Paul, Weiss, Altman Solon and another leading management consulting firm) — to assist in the strategic and operating review of Crown Castle's fiber and small cell business III. The Fiber Review Committee's key evaluation criteria are: **(1)** identifying the value maximizing alternatives for the fiber business for Crown Castle shareholders, and **(2)** maximizing actionability of each potential alternative (timing, certainty, contingent feasibility, etc.) IV. To help assess potential value creation opportunities, we have engaged with multiple parties who have expressed interest in a potential transaction; these discussions are ongoing
Key Decision Criteria	**I. Valuation:** Valuation of the fiber solutions sub-segment, the small cell sub-segment and the Fiber segment as a whole, as well as the trading prospects for any independent portion of the Fiber segment in the event of a separation **II. Actionability:** Evaluation of potential counterparties to a merger or JV transaction; pro-forma financial impact of various alternatives on the remaining business of Crown Castle, including the use of proceeds, leverage, AFFO accretion / dilution and dividend sustainability in the event of a separation

Committee Composition Includes Critical Skillsets for Outcome Optimization



P. Robert Bartolo — Chair

Shareholder Perspective from Former Leading Buyside PM



Jason Genrich

Shareholder Perspective from Top Investor (Elliott PM & Equity Partner)



Anthony Melone

Former Public Company C-Suite Executive with Expertise in Tower / Telecom



Kevin Stephens

Former Public Company Fiber Executive with Large-Cap M&A Expertise



Sunit Patel

Public Company CFO with Expertise in Tower / Fiber



Steven Moskowitz — Executive Input

C-Suite Executive (including CEO) of Tower / Fiber businesses

CROWN CASTLE

PAGE 9

10 PAGE Initial Findings from the Fiber Segment Strategic Review Crown Castle Has the Strategic Flexibility to Maximize Value Attractive Assets in Great Markets (1) Fiber Solutions • ~$13Bn near - net TAM, with meaningful opportunity to capture market share • Strong growth opportunity in the most attractive metro markets • Well - positioned to drive further penetration in fast - growing data center customer segment, including hyperscalers Small Cells • Substantial Small Cell growth opportunity within existing fiber footprint expected over next 10 years • Leading third - party small cell provider across the largest metros , including New York City, Los Angeles, and Chicago • Crown Castle’s extensive small cell network and deep relationships with carriers makes it very well - positioned to take advantage of 5G densification tailwinds 1. Market data based on Altman Solon estimates as of April 2024 Flexibility to pursue all solutions maximizing value for shareholders Potential separation of Fiber Solutions and Small Cells from each other Potential separation of Fiber Solutions and Small Cells from Crown Castle Possible Options Available to CCI (Non - Exhaustive) 1 2

Ongoing Commitment to Director Refreshment by the Board to Align with Strategy and Drive Value

The Board's current composition reflects its **thoughtful refreshment process** and **rigorous selection criteria** geared toward safeguarding value for shareholders

- In August 2023, the Board appointed Kevin Kabat, who brings **CEO and governance experience at public companies in highly regulated industries** from Fifth Third Bancorp, NiSource, Unum, and others
- In January 2024, the Board appointed Bradley Singer, who has **demonstrated tower expertise and strong financial acumen** as the former CFO of both American Tower and Discovery Communications, as well as a **deep understanding of shareholder perspectives** as a longtime executive at ValueAct Capital



NEW INDEPENDENT DIRECTOR APPOINTED BY THE BOARD

Kevin Kabat

Independent Director // Appointed 8/1/2023

Committees:

Compensation | NESG | CEO Search

- Extensive experience as a public company board member and former public company CEO, operating in a highly regulated industry
- Comprehensive track record of public company governance, including Board leadership
- Vast experience overseeing complex M&A processes and execution
- Uniquely positioned to mentor and provide oversight of new CEO as successful former public company CEO

Director and Former CEO with record of successful leadership of highly regulated companies during critical junctures



NEW INDEPENDENT DIRECTOR APPOINTED BY THE BOARD

Bradley Singer

Independent Director // Appointed 1/17/2024

Committees:

Audit

- Vast knowledge of towers and telecom as former CFO of direct and comparable tower peer
- Financial and investor background with expertise in strategic transactions and investments
- Highly attuned to shareholder perspectives, value creation, and corporate enhancement
- Varied public Board service, including roles at several communications companies

Former investor & C-Suite operator of comparable leading tower peer

"*Kevin's **deep understanding of operating in a regulated environment**, balancing the interests of many stakeholders, and **extensive experience in strategic planning**, financial reporting, risk management, internal controls and capital markets makes him an excellent choice to serve as chairman*"

- Richard Thompson (NiSource, Former Chair) (1)

"*Bradley Singer has an outstanding record as a business leader. He brings with him **experience of public companies during periods of change, growth and significant financial outperformance***"

- Ian Davis (Rolls-Royce, Chair) (2)

Source: Crown Castle – 2024 Definitive Proxy Statement, public filings

1. NiSource Company Filing – "Kevin T. Kabat Elected NiSource Chairman" (April 12, 2019)
2. Rolls-Royce Company Filing – "Rolls-Royce Appoints Bradley Singer as a Non-Executive Director" (March 2, 2016)

CROWN CASTLE

PAGE 11

The Agreement with Elliott is a Strong Outcome for Shareholders and Further Advances our Refreshment

In December 2023, Crown Castle signed a Cooperation Agreement with Elliott Management to enable **collaborative alignment with our shareholders** and allow the Company to continue to **focus on executing its strategy**. At the time of execution, the Board believed the agreement to be **market-standard** (similar in concept to settlements entered into numerous times each year by companies who are the target of activist investors, and advised upon by outside legal counsel)



NEW INDEPENDENT DIRECTOR APPOINTED IN CONNECTION WITH THE COOPERATION AGREEMENT

Jason Genrich

Independent Director // Appointed 1/8/2024

Committees: CEO Search | Fiber Review

- Thorough knowledge of telecom and digital infrastructure
- Financial and investor background with expertise in strategic transactions and investments
- Strong alignment with our shareholders as a result of meaningful equity ownership held by Elliott Management
- Highly attuned to shareholder perspectives, value creation, and corporate enhancement

Leading institutional investor with broad digital infrastructure insight



NEW INDEPENDENT DIRECTOR APPOINTED IN CONNECTION WITH THE COOPERATION AGREEMENT

Sunit Patel

Independent Director // Appointed 1/8/2024

Committees: Audit | Fiber Review

- Over 25 years of executive leadership experience, including 15 years as a public telecom CFO
- Expertise in merger integration, strategic / operational planning, and financing transactions
- Hands-on operator experience as co-founder of a telecom transport services business
- Valuable knowledge of financial reporting and controls, risk management and HR expertise

Telecom C-Suite executive with large-cap M&A expertise

"*[Jason and Elliott are] helping us organize our Investor Day and making sure that it is something that is **good for investors** [...] they've been very proactive in their evaluation and as well as their **facilitation of some of our initiatives** [...] They've been very friendly, **very collaborative** and very productive*"

- Erin Morton and Gabriel Nacht (Switch, CLO & CFO)[1]

"*[Sunit] is **smart, savvy, full of big ideas** and ready to hit the ground running [... He] has the depth of knowledge needed to create and drive forward a **highly complex, strategic initiative** of this magnitude. He will have a tremendous impact [...] and will **add even more value** to the company for many years to come*"

- John Legere and Mike Sievert (T-Mobile, CEO & COO)[2]

Source: Crown Castle – 2024 Definitive Proxy Statement, public filings

1. Switch, Inc. Presents at 7th Annual Communications Infrastructure Summit, Edited Transcript (August 10, 2021)
2. T-Mobile US Company Filing – "T-Mobile US names Sunit Patel new EVP, Merger and Integration Lead" (September 24, 2018)

CROWN CASTLE

PAGE 12

13 PAGE With the Right Board to Effectively Oversee the Company’s Value Creation Efforts

14 PAGE Meaningful Refreshment of Leadership, Board Composition and Governance Practices Since 2020 November 6, 2020 Added 2 independent Directors, with expertise in real estate and operations Tammy Jones, Matthew Thornton December 1, 2020 Added 1 independent Director with expertise in fiber and telecom industries Kevin Stephens August 1, 2023 Added 1 independent Director with leadership in highly regulated industries Kevin Kabat Announced 2 new issue - focused committees to drive value Fiber Review, CEO Search 2 Directors departed from the Board (1) January 17, 2024 Added 1 independent Director with expertise in telecom and finance Bradley Singer Source: Company filings and publicly available information 1. Benjamin Moreland and Maria Pope resigned from their respective positions as members of the Board effective December 19, 2023 July 29, 2020 Announced Corporate Governance Enhancements & Board Refreshment Plan (5 directors by May 2022) Instituted Board retirement policy; Committed to transition plan Committed to review of executive compensation program May 21, 2021 3 Directors departed from the Board as part of Board transition plan May 19, 2022 2 Directors departed from the Board as part of Board transition plan May 19, 2022 Appointed new independent Chair, with background in TMT investing P. Robert Bartolo January 16, 2024 Appointed interim CEO, with meaningful telecom experience; Former CEO departed Board Anthony Melone December 6, 2023 Amended Bylaws to make it easier for shareholders to submit proposals Removed “Acting in Concert” provision March 25, 2024 Announced completion of Comp. Committee’s review of CCI’s comp. program Changes to Peer Group April 11, 2024 Appointed new CEO with extensive resume in tower operations Steven Moskowitz Leadership Changes Board Refreshment Other Governance Enhancements Legend: 2020 2021 2022 2023 2024 YTD January 8, 2024 Added 2 independent Directors with expertise in investments and fiber Jason Genrich , Sunit Patel September 1, 2023 Added 1 independent Director with broad executive experience Maria Pope August 8, 2023 Amended CCI’s Comp. program during a meeting of the Board Added ROIC metric to 2024 LTI Compensation Program 7 of our 11 current independent directors have been appointed since 2020 December 19, 2023

The Board Has Placed an Emphasis on Continual Refreshment, Focusing on Skills to Drive Value

The Board is Committed to Continually Enhancing its Composition and Function

Thoughtfully Approached Director Refreshment and Board Composition

Our current Board consists of **seven new independent directors** added since 2020 who have expertise across **telecom, tower, fiber, and real estate and REIT industries**, meaningful experience as both **C-Suite executives and directors in highly regulated industries,** and critical perspectives as **leading investment professionals**

- As a result of our commitment to board refreshment, **we have one of the most diverse boards** out of 100+ REITs publicly listed on the NYSE


Tammy Jones
(2020)


Matthew Thornton
(2020)


Kevin Stephens
(2020)


Kevin Kabat
(2023)


Jason Genrich
(2024)


Sunit Patel
(2024)


Bradley Singer
(2024)

Fulfilled Board Transition Plan

In 2020, we announced meaningful enhancements to our corporate governance practices and committed to a robust Board refreshment plan. We **committed to** and **have since fulfilled** the following initiatives:

1. implementing a mandatory Board retirement policy,
2. refreshing the Board of Directors with a total of five then-incumbent directors transitioning off the Board by May 2022, and
3. thoroughly evaluated the Company's executive compensation program; later, **in August 2023, the Company incorporated a ROIC metric into the 2024 LTI compensation program**

Formed High-Impact Issue-Focused Committees

In 2024, we formed two issue-focused committees to formalize the Board's role in critical and ongoing workstreams, and to further unlock shareholder value the Board established:

1. the **Fiber Review Committee** to direct a strategic and operating review of the Company's fiber business, with the goal of enhancing and unlocking shareholder value, and
2. the **CEO Search Committee** to conduct the search to identify Crown Castle's next CEO, which successfully culminated in the appointment of Steven Moskowitz

CROWN CASTLE

PAGE 15

16 PAGE Crown Castle is Led by a Refreshed, Diverse and Highly Experienced Board … S Strategy Committee E CEO Search Committee F Fiber Review Committee N Nominating, Environmental, Social & Governance Committee Legend: Joined since 2020 Committee Chair A Audit Committee C Compensation Committee • Former Portfolio Manager (T. Rowe Price Group) • Former Director, Finance (MGM Resorts) • Current Outside Public Boards: Cable One Top - rated Former Towers Buyside Analyst P. Robert Bartolo Chair // 2022 || Ind. Director // 2014 A C E F S • Founder & CEO (Basis Inv. Group) • Former Senior Managing Director ( CWCapital , a subsidiary of GMAC) • Current Outside Public Boards: Veris Residential Heavy Real Estate + REIT Investing Experience Tammy Jones Ind. Director // 2020 A E N S • Former EVP & COO, FedEx Freight (FedEx Corp.) • Current Outside Public Boards: Sherwin Williams Co. and Nuveen Funds Complex Significant Logistics + Mobility Expertise Matthew Thornton, III Ind. Director // 2020 C S • Former EVP & President, Business Services (Altice USA) • Former President (Suddenlink Comms.) • Current Outside Public Boards: Keysight Technologies Intimate Knowledge of Fiber Operations Kevin Stephens Ind. Director // 2020 A C F S • Former CEO (Fifth Third Bancorp) • Former Vice Chair & President (Old Kent Financial Corp.) • Current Outside Public Boards: NiSource and Unum Group Critical Experience in Highly Regulated Industries Kevin Kabat Ind. Director // 2023 C E N • President & CEO (Crown Castle) • Former CEO (Centennial Towers) • Former CEO (NextG Networks) • Former EVP, US Tower (American Tower) High Performing, Seasoned Tower Executive Steven Moskowitz (2) CEO // 2024 • President (Asurion) • Former President, Americas Region (Alcatel - Lucent) • Former President of Network Solutions, various senior positions (Lucent Tech.) Board Role at Wireless Trade Org. (CTIA) Cindy Christy Ind. Director // 2007 C N S • Special Advisor; Former Interim President & CEO (Crown Castle) • Former EVP & CTO, various senior leadership positions (Verizon Communications) Expertise Managing Tower Infrastructure Assets Anthony Melone Director // 2015 F S • Partner & Leader of Comms., Internet, and Media Practice (Hogan Lovells) • Former Deputy Chief and Legal Advisor to the Chairman (FCC) • Former Attorney (Dept. of Justice) Deep Communications + Legal Expertise Ari Fitzgerald Ind. Director // 2002 C N S • Dean of Engineering and Applied Science (Princeton University) • Former Co - founder & CTO (Plume WiFi ) • Current Outside Public Boards: Intel and Medtronic Wireless Communications Academic Expert Andrea Goldsmith Ind. Director // 2018 N S • CFO ( Ibotta ) • Former EVP, Merger and Integration (T - Mobile USA) • Former EVP & CFO (CenturyLink and Level 3 Communications) Experience in Fiber, Towers + Integrating M&A Sunit Patel Ind. Director // 2024 A F • Former Partner & COO ( ValueAct Capital) • Former Senior EVP & CFO (Discovery) • Former CFO (American Tower) • Current Outside Public Boards: Redfin Corp. and Sweetgreen Vast Experience at Wireless Tower Operator Bradley Singer Ind. Director // 2024 A • Partner & Senior Portfolio Manager (Elliott Investment Management) • Former TMT Associate (GTCR) • Former Technology M&A Analyst (Evercore Partners) Extensive TMT Investing + M&A Experience Jason Genrich Ind. Director // 2024 E F 54% Board Diversity (Gender / Ethnicity) (1) 59 Average Board Age (Years) (1) 5.7 Average Board Tenure (Years) (1) Source: Company filings 1. Statistics represent current Board composition, not 2024 Company slate 2. CEO Steven Moskowitz not included in the Company’s director nominee slate for the 2024 Annual Meeting

17 PAGE … Under the Strong, Disciplined Leadership of a Seasoned Independent Chair Two years ago in May 2022, members of the Board unanimously appointed P. Robert Bartolo as Independent Chair, maintaining separate Chair and CEO roles in line with best governance practices Source: Company filings and publicly available information x Chairing the Fiber Review Committee in its evaluation of potential strategic alternatives for Crown Castle’s enterprise fiber and small cell businesses to maximize value realized by Crown Castle shareholders x Critical recruitment of CEO during search process and close involvement in candidate consideration x Engaging extensively with shareholders to listen to and address any concerns, as well as to foster a deeper understanding of the business, its prospects and strategic direction, and the leadership team’s priorities x Fortifying and reshaping business and compensation strategy to align incentives and encourage value creation x Chaired both the Audit and Compensation Committees for a number of years, bolstering broader oversight efforts x Overseeing robust Board refreshment initiatives to bring in fresh perspectives and innovative ideas x Transformational Chair implementing best - in - class governance measures to set the stage for sustainable growth, including measurable gains in ESG scores and initiatives Highly Engaged in Enhancing Value on Behalf of All Shareholders P. Robert Bartolo , Independent Chair Independent Chair Holds a B.S. in accounting from the University of Southern California, an M.B.A from the Wharton School at the University of Pennsylvania, and a CFA analyst designation Deep familiarity with Crown Castle’s business from an investor perspective • Previously served as the EVP of the U.S. Growth Stock Fund, Chairman of the Investment Advisory Committee and Portfolio Manager in the U.S. Equity Division of T. Rowe Price , as well as a specialized Telecom, Tower & Cable analyst • Twice recognized on Institutional Investor magazine’s All - America Research Team in its “Best of the Buy Side” • Extensive understanding of the wireless / telecommunications industry through service on the boards of Crown Castle and Cable One , a leading broadband communications provider Expertise in corporate finance and accounting • Previously served as Director of Finance at MGM , where he was responsible for regulatory filings and corporate development analysis, including the successful $6.4Bn acquisition of Mirage Resorts • Previously served as a senior auditor at Deloitte & Touche Bringing Critical and Differentiated Experience to the Role Prematurely removing our transformational Chair per Miller’s demands would remove critical independent leadership from the Bo ard

Crown Castle's 2024 Board Slate Possesses a Broad Array of Telecommunications and Towers Expertise

Industry Experience in Telecom or Real Estate / REITs



P. Robert Bartolo	Anthony Melone	Cindy Christy	Ari Fitzgerald	Jason Genrich



Andrea Goldsmith	Tammy Jones	Sunit Patel	Bradley Singer	Kevin Stephens

Nine of our twelve nominees possess relevant telecom industry experience, as well as **one** nominee with relevant real estate / REIT industry experience

Representative Involvement in Telecom

Alcatel-Lucent, verizon, T Mobile, Adtran, intel, suddenlink, Level(3), Quantenna, ctia, altice, Motorola Solutions, Plume, American Tower, Discovery Communications, CenturyLink, Keysight Technologies, Looking Glass Networks, Cable One, switch, GTCR, Hogan Lovells, T.RowePrice

Operational Experience in Towers or Fiber



Anthony Melone	Cindy Christy	Sunit Patel	Bradley Singer	Kevin Stephens

Four of our twelve nominees possess relevant operational cell towers experience, as well as **four** nominees with relevant operational fiber experience

Representative Involvement in Towers

ctia, verizon, T Mobile, American Tower, Alcatel-Lucent

Further to our highly qualified nominees above, newly appointed **CEO Steven Moskowitz has Telecom, Tower and Fiber experience** from senior leadership positions at American Tower, NextG Networks and Centennial Towers

Source: Company filings and publicly available information

CROWN CASTLE

PAGE 18

19 PAGE Commitment to Highest Standards of Corporate Governance and Oversight Source: Company filings; Company policies and organizational documents • Crown Castle is dedicated to being a leading communications infrastructure provider with best - in - class, evolving corporate governance practices and policies – The Company engages in an annual evaluation of th e Board and its respective committees to gauge efficacy toward purpose, strength and diversity of ideas, as well as potential of value enhancement • Crown Castle and its Board have a strong commitment and eager willingness to listen to shareholder concerns and implement actionable ideas where feasible and likely to enhance shareholder value – Since the 2023 annual meeting, we have engaged with shareholders representing >50% of TSO Highlights of Ongoing Corporate Governance Improvement Crown Castle Governance Features Annual election of directors Separate CEO and Independent Board Chair Majority vote standard to elect directors (with resignation policy in uncontested elections & plurality vote in contested elections) Mandatory retirement age of 72 years of age Proxy access No supermajority vote to approve mergers No “poison pill” or shareholder rights plan Robust stock ownership and retention guidelines

20 PAGE Ted Miller is Attempting to Gain Control of Crown Castle and Jeopardize the Clear Progress Underway

NESG Committee's Thorough Process and Rationale in Recommending "Against" the Boots Nominees

The Board evaluated all nominees using its standard selection process; ultimately, the Board unanimously determined that Boots Capital's candidates were not the right choice because:

1. Boots Capital's director nominees offer nothing new to the Board and they do not possess overall additive experience or skillsets not already covered by current directors
2. Miller's tenure as Chair concluded unsuccessfully, with a stock price of ~$1 per share at his departure 20+ years ago; Crown Castle has evolved since his time and continues to adapt for today's dynamic operating environment
3. 3 of 4 Boots Capital director nominees have never served on a U.S. public company board
4. Lack of recent and relevant operational experience in tower, fiber and telecoms businesses (particularly in light of changes to industry dynamics, the Company's geographic focus and the broader customer landscape)
5. Demanding significant corporate control (~33% of the Board for affiliates including Board / executive leadership) despite disproportionate ownership (<0.2% of TSO) – including roles for family members (~17% of Board)
6. Miller's demand to be named Executive Chair posed governance concerns by merging roles of Board Chair and executive officer, which Crown Castle has kept separate for over 20 years, in line with governance best practices
7. 3 of 4 Boots Capital director nominees either already exceed Crown Castle's mandatory director retirement age of 72 or are approaching it

Source: Crown Castle – 2024 Definitive Proxy Statement

CROWN CASTLE

PAGE 21

22 PAGE Key Facts About Ted Miller Source: Company filings, publicly available information and FactSet 1. TSR during Ted Miller’s tenure as CEO (from Crown Castle Nasdaq IPO on August 18, 1998 to August 20, 2001) 2. TSR during Ted Miller’s tenure as Chair (from June 1, 1999 to August 2, 2002) 3. Market value as of August 2, 2002 4. Various Boots letters and filings starting on December 29, 2023 and continually through through March 27, 2024 5. Crown Castle's letter filed on April 24, 2024 6. Various Boots letters and filings, including Boots Capital Open Letter to Shareholders (March 13, 2024) 7. Boots Capital's Definitive Proxy Statement filed April 22, 2024 8. Crown Castle's press release (August 12, 2002) • When Ted Miller departed from Crown Castle, the Company’s market value was $480 million (3) • Since leaving Crown Castle, Mr. Miller has had no executive roles at any public company • More than two decades after resigning as Chair, Mr. Miller approached Crown Castle to discuss business opportunities with three different companies where Mr. Miller or one of his nominees has an equity stake or board position, including one company in which he has a controlling interest • When Mr. Miller’s proposals failed to gain traction with the Company, he pivoted to a de facto takeover campaign in a transparent effort to install himself as Executive Chair, or Chair in some capacity, and appoint his son - in - law to the Board (along with two other directors with whom he has close relationships) • In 2023, Mr. Miller approached potential investors in an attempt to raise capital to invest in Crown Castle stock, including Elliott (who declined). More than 90% of Boots Capital’s position was acquired between November 2023 and January 2024; 80% of the position consists of short - term call options that expire 9 months from today • Mr. Miller has made numerous unsubstantiated claims , including: – That he has signed NDA’s with “25 prospective buyers and financing sources” for the fiber business. (4) Despite these claims, to our knowledge, not a single one of such “prospective buyers” or “financing sources” approached us or claimed to have signed an NDA with the Boots Gro up (5) – That he has proprietary insight with which Crown Castle can save $1 billion in taxes by completing a fiber sale in 2024 (6) – That he was CEO of the Company since inception, despite public filings from his previous tenure with the Company stating that he was not appointed as CEO until November 1996 (7), (8) • Mr. Miller has asked for $5 million of diligence expense reimbursement and an additional $3 million that has been invoiced to cover his litigation expenses (litigation initiated by Mr. Miller) 72 years old Age: 0.04% of TSO owned directly; 0.18% including beneficial ownership CCI Ownership: Co - founder (1994), CEO (1996 – 2001), and Chair (1999 – 2002) TSR during Miller’s tenure as CEO: - 41% (1) TSR during Miller’s tenure as Chair: - 88% (2) Prior Involvement with the Company:

23 PAGE Ted Miller’s Self - Interested Goals are Not In - Line with Value Creation or Governance Best Practices • Goal #1: Recapturing Control of Crown Castle ‒ Despite owning only 0.18% of the Company’s shares, Miller is seeking to have himself, his family and friends represent over one - third of the Board’s independent directors ‒ Miller is seeking to become Executive Chair, or Chair in some capacity, despite having failed to articulate the responsibilities of the role in practice, which would negatively impact the ability of the Company’s new CEO, Mr. Moskowitz, to exercise his leadership on critical operational and strategic initiatives ‒ Miller and his nominees do not add to the Board’s existing skills and expertise, and their track record falls short of what is required to lead Crown Castle’s scale of operations today • Goal #2: Taking Credit for the Company’s Ongoing Strategic Transformation ‒ Every critical, near - term action in Miller’s plan is already under consideration by the Board; the Board has already implemented comprehensive actions to position the Company for success ‒ Boots Capital has provided no actionable proposal or introductions to any interested parties, but rather the outline of a theoretical transaction; the involvement of Boots Capital would be disruptive to the value - enhancing actions underway • Goal #3: Benefitting Himself Personally and his Family and Friends ‒ Boots Capital is seeking to onboard its own advisors for the Fiber review process and have the Company assume the costs of its proposals for the Company (which Boots Capital estimated to be $5 million) (1) ‒ Miller is seeking to have his son - in - law elected to the Board, despite having no operational experience and having never served on a public company board ‒ Miller has also nominated two of his friends, despite neither nominee providing any additive experience to the Board or a track record of service on a U.S. public company board 1 2 3 Source: Boots filings and publicly available information 1. Boots Capital press release (February 20, 2024)

Boots Seeks to Replace and Eliminate Significant Relevant Expertise Brought by Our Current Directors

(1) P. Robert Bartolo



Deep knowledge of the telecom industry, from shareholder perspective

- ✓ Provides valuable shareholder perspective as a former Portfolio Manager and the former EVP of T. Rowe Price's largest mutual fund, the Growth Stock Fund, growing it from $32Bn to $60Bn
- ✓ Leading voice in the telecom investment universe, twice being named by *Institutional Investor* magazine as the best buy-side telecommunications analyst
- ✓ Critical understanding of Crown Castle and the Company's recent strategic transformation, as the Board Chair and the Chair of the Fiber Review Committee

(2) Ari Fitzgerald



Specialized expertise in the wireless regulatory & legal environment

- ✓ Integral understanding of both Crown Castle and the broader industry universe, as leader of Hogan Lovells' Communications, Internet and Media practice
- ✓ Significant understanding of regulatory issues facing Crown Castle as a former legal advisor to the Federal Communications Commission ("FCC")
- ✓ Widely respected industry participant as one of only three attorneys to have ever been inducted into the Wireless History Foundation's Wireless Hall of Fame

(3) Cindy Christy



Keen insight into customer relationships and dynamics of the wireless industry

- ✓ Gained deep understanding of Crown Castle and the broader tower and fiber industries over more than a 25-year career as an executive in the telecommunications and high-technology sectors
- ✓ Provides wealth of industry knowledge from role as Director and Treasurer of CTIA, a trade association representing the U.S. wireless communications industry
- ✓ Recognized by leading market participants as a top executive – as President, led Asurion to be honored by AT&T as an outstanding supplier during her tenure

(4) Kevin Kabat



Significant expertise leading and governing highly regulated public cos.

- ✓ Track record of public company CEO experience from nearly ten years of service at Fifth Third Bancorp
- ✓ Immense public company governance experience at companies in highly regulated industries, as the Chair of Unum Group and the Chair of NiSource and as the former Chair of AITi Global and the former Lead Independent Director of E*TRADE
- ✓ Critical experience during M&A processes – oversaw the successful spin-off of Fifth Third Bancorp's processing division and the sale of E*TRADE to Morgan Stanley

Independent Testimonials of our Highly Qualified and Fit-for-Purpose Directors

*"[Rob's] **investor perspective and his work in the telecommunications space** will further strengthen our Board's depth of expertise and diversity of thought"*

- Julie Laulis (President and CEO, Cable One) (1)

*"Ari Fitzgerald is very dialed-in to us as a client as well as to the wider market and legal landscape. **He has an excellent strategic mind** which we value"*

- Telecom, Broadcast & Satellite client, USA (2)

*"Cindy has a talent for **acting as a change agent and guiding large organizations and operations through new endeavors**. With years of experience in telecom ... she will serve as a strong addition to the board ..."*

- Christopher Coughlin (Fmr. Chair, Dun & Bradstreet) (3)

*"[Kevin] was absolutely the right guy at the right time – it was a **hectic period that required someone smart, thoughtful, decisive** and who wouldn't shoot from the hip"*

- William Isaac (Fmr. Chair, Fifth Third Bancorp) (4)

Source: Company filings and publicly available information
1. Cable One Company Filing – "P. Robert Bartolo Joins the Cable One Board of Directors" (August 18, 2023)
2. Chambers and Partners Profile – "Ari Q. Fitzgerald" (2023)
3. Dun & Bradstreet Company Filing – "Cindy Christy, President and COO of Asurion Corporation, Joins Dun & Bradstreet Board of Directors" (August 5, 2015)
4. Cincinnati.com "Kabat's legacy: Bringing Fifth Third 'back from the brink'" (July 8, 2015)

CROWN CASTLE

PAGE24

Boots Capital's "Family and Friends" Slate Lacks Additive Skills to Oversee Strategy and Drive Value

(1) Ted Miller



- × Resigned from Crown Castle over two decades ago; previous tenure as Chairman concluded unsuccessfully
- × No public company executive or operational roles in over two decades
- × Lacks experience in today's dynamic operating environment, in light of changes to industry dynamics over the past two decades
- × Over Crown Castle's mandatory director retirement age of 72

(2) Charles Green



- × Resigned from Crown Castle over two decades ago
- × No background in U.S. corporate governance or board service
- × CFO experience is already present on the Board through Messrs. Singer and Patel
- × Clear affiliation with, and allegiance to, Miller; current professional experience includes advising PowerX Technology (Miller is a director and shareholder)
- × Over Crown Castle's mandatory director retirement age of 72

(3) Tripp Rice



- × Clear allegiance to Miller as his son-in-law
- × No background in tower or fiber operations
- × No public company board experience
- × Professional experience almost solely from working for Miller for the last 10 years
- × Clear professional affiliation with Miller from tenure at Boots Capital, 4M Management Partners, Visual Intelligence, and PowerX Technology

(4) David Wheeler



- × No background in tower or fiber operations
- × No public company board experience
- × Financial experience is already present on the Board through Messrs. Kabat, Bartolo, Singer, Patel and Genrich
- × Clear affiliation with, and allegiance to, Miller; current professional experience includes serving as a consultant to Miller's 4M Management Partners
- × Within 1-year of Crown Castle's mandatory director retirement age of 72

Experience That Would Be Lost by Replacing our Highly Qualified Directors with the Boots Capital Slate

(1) P. Robert Bartolo	(2) Ari Fitzgerald	(3) Cindy Christy	(4) Kevin Kabat
<u>Potential Loss of</u> Board leadership and unique telecom institutional investor perspective	<u>Potential Loss of</u> FCC regulatory and specialized telecommunications industry legal experience	<u>Potential Loss of</u> extensive customer relationships and expertise on wireless industry dynamics	<u>Potential Loss of</u> leadership and governance experience in highly regulated industries

The Case <u>Against</u> Boots Capital

- Boots Capital has put forth **no new or actionable ideas**
- The perspectives of Boots Capital's nominees – even those with tower or fiber backgrounds – are **not additive to the Board**, as they **do not reflect the latest industry dynamics** and competitive ecosystem
- Boots has **sought to disrupt the Board's strategic review** and the Company's leadership transition
- Miller is seeking significant representation on the Board for his family and friends; his nominees are **unprepared to lead a public Company through a complex and critical juncture**
- Boots' actual ownership of Company shares is **lower than its purported stake** (with 80% consisting of **short-term call options**)
- Miller is asking shareholders to compensate him for work that: **(1)** he was not asked to do, and **(2)** the Company was already doing

Source: Company filings and publicly available information

CROWN CASTLE

PAGE25

Miller Has Obfuscated His Goals and Contradicted Himself Repeatedly to Score Disingenuous Points

	Ted Miller and Boots' Claimed Intention	Ted Miller and Boots' Actual and Demonstrated Actions
Seeking Total Control	"We would **help the Board** and **collaborate with both the interim and new CEO** to accomplish [...] objectives for all stakeholders"(1) "[T]he Cooperation Agreement enshrines Elliott as **the de facto controller of the Company**, with direct influence at the board level and **across the committees that control Crown Castle's strategic future**"(1)	"Yes, [Crown Castle]'s **my baby**"(2) "As founder and a substantial shareholder, **I have a special perch from which to drive a cultural and operational reawakening**"(3) "**Give Us the Tools and We Will Finish the Job**"(4)
Wasting Shareholder Capital Through Litigation	"As a large shareholder, we expect the Board to have a laser focus on **building shareholder value**, rather than be involved in **"clever" legal maneuvers**"(3)	As part of its lawsuit, Boots Capital **sought court orders** to **stop the important work of the Fiber Review Committee and the CEO Search Committee** and again later to **object to the appointment of our new CEO** Steven Moskowitz to the Board and its resulting expansion of the Board(5)
Disguising Ownership to Overstate Alignment	"**It's why I've got real skin in the game** -- $100 million of capital from myself and select investors – to aid this transformation"(1) "[T]his is **not "a trade" for me**. I co-founded Crown Castle. I care deeply about the long-term success of the Company. And **I am here for the long-term**"(3)	Boots Capital acquired the majority of its ownership position in Crown Castle after Elliott's disclosure of its position in November 2023, and Boots Capital has indicated that **approximately 80% of its position consists of call options that expire in 9 months**(6)

Boots continues to **obstruct change** and **waste shareholder capital** with nuisance litigation tactics and misleading claims; rather than being transparent, Ted Miller is **obfuscating his true intentions** to take control of the Company

Source:
1. Per Boots Capital Open Letter to the Board (February 20, 2024)
2. Per Ted Miller interview with Pittsburgh Business Times (February 21, 2024)
3. Per Boots Capital Open Letter to Shareholders (March 13, 2024)
4. Per Boots Capital Investor Presentation (May 1, 2024)
5. Per Crown Castle SEC Filing (April 25, 2024)
6. Per Crown Castle SEC Filing (March 25, 2024)

CROWN CASTLE

PAGE26

27 PAGE Boots Capital’s Shadow Fiber Sale Attempt is Not Real and is Intentionally Misleading to Shareholders • Boots Capital had no access to private information which is the foundation of all M&A sale processes • Boots’ “sale process” has zero ability to accelerate the Company’s strategic review despite their false claims • Boots’ asserted tax “savings” are incorrect and represent a material misunderstanding of the Company’s tax status • Boots Capital’s claimed “25 buyers and financing sources” are illusory ‒ Boots Capital has shared zero interested parties with the Company ‒ None of the claimed parties have relayed interest in participating in the strategic review to the best of our knowledge, despite our advisors being publicly identified months ago ‒ Highly likely that some of the 25 parties were prospective investors in Boots Capital’s SPV fund, not potential buyers or financing sources for a fiber transaction • Boots has demanded that Crown Castle hire its advisors despite limited relevant experience compared to the Company’s existing advisors (Morgan Stanley, Bank of America and Paul, Weiss) • Boots has required that Crown Castle reimburse approximately $5 million of expenses that were spent for Boots’ spurious review of the Fiber segment • Boots has interfered with the Fiber review at multiple stages through unneeded & baseless litigation, first by seeking to stop the committee's work and second by seeking to keep our CEO, a critical input in the review, off the Board: “ ” Miller put out a release that celebrated the points he scored Monday afternoon in a Delaware courtroom [… CCI’s Board] expansion was the result of CCI naming a new CEO on April 10 and rather than subtract one director at that time, CCI just added a seat. This doesn't strike us as a flagrant foul . Or even a minor foul … – Gordon Haskett (1) , April 17, 2024 Source: Company filings; Gordon Haskett research report; publicly available information 1. Gordon Haskett "CCI: Pesky Founder/Hall Monitor won't go away; Proudly touting another “win” in Delaware; Comes after horse has left the bar n" (April 17, 2024) × × × × × × ×

Every Critical, Near-Term Action in Miller's Plan is Already Under Consideration

Demands or Claims from Boots Capital Letter [1]	Crown Castle Fiber Review Committee & Board Actions
CCI should adopt Boots work done to date into its committee structure / process (accelerate timeline by 6 months – 2024 closing)	✔ Extensive strategic review of Crown Castle's fiber and small cells business has already been underway since January 2024
Boots can assign to CCI 25 NDAs with potential fiber buyers / financing sources that Boots has been actively working with for months	✔ Actively engaging with qualified, interested third parties for potential transactions involving the fiber business (to the Company's knowledge, none of Boots' 25 "potential buyers" or "financing sources" have directly expressed interest)
Capture $1 billion+ of tax benefits in 2024 for Crown Castle and fiber buyers	✔ Fully examined all tax considerations with the benefit of access to internal / current Company data; prepared to capture all available and appropriate tax benefits
Buyer regulatory review for 2024 closing should be expedited	✔ Legal experts engaged to ensure efficient regulatory approval process in the event of any potential transaction
Existing CCI advisors should continue Boots Capital's work through completion, leveraging Boots' materials / process	✔ Strategic review of Crown Castle's fiber and small cells business proceeding with extensive support of industry, legal, and financial experts, with the benefit of access to internal / current Company data
Engaged EY team is ready to transfer knowledge and support go-forward efforts	✔ Hired external advisors – industry, financial, and legal experts (Morgan Stanley, Bank of America, Paul, Weiss, Altman Solon and another leading management consulting firm) – to assist in strategic & operating review
Get established team in place while formal CEO process continues; Executive Chair / Boots would fill the immediate leadership void	✔ Named Steven Moskowitz, who has over 25 years of experience leading, growing and advising wireless infrastructure companies and a proven track record of value creation, as President and CEO

> "*... CCI has already let go of its CEO, added new directors, filled its CEO vacancy, and made headway on a strategic review that involves its fiber business. **Outside of gumming up the works, it's not clear to us what Miller is hoping to achieve at this point**.*"
>
> – **Gordon Haskett** [2], April 17, 2024 "

Source: Company filings; Gordon Haskett research report; publicly available information
1. As disclosed in letter from Boots Capital addressed to P. Robert Bartolo, Independent Chairman, on February 20, 2024 and in subsequent Boots Capital filings
2. Gordon Haskett "CCI: Pesky Founder/Hall Monitor won't go away; Proudly touting another "win" in Delaware; Comes after horse has left the barn" (April 17, 2024)

CROWN CASTLE PAGE 28

29 PAGE Vote FOR Value Creation by Supporting Crown Castle Nominees at the 2024 Annual Meeting YOUR VOTE IS IMPORTANT! If you have any questions or need assistance in voting, please call the Company's proxy solicitor: at (877) 717 - 3904 (toll - free from the United States and Canada) or +1 (412) 232 - 3651 (from other locations) Vote FOR only Crown Castle’s 12 Board Nominees The Crown Castle Board Unanimously Recommends: VOTE the WHITE proxy card today. Elect Crown Castle’s Board online, by phone, or by signing, dating and returning the WHITE proxy card in the envelope provided Discard Boots Capital’s gold proxy card if received. If you have submitted a gold proxy card, you can revoke it by simply voting again using the Company’s WHITE proxy card or voting instruction form. Only your latest validly executed proxy or voting instruction form will count For more information regarding this proxy solicitation and the 2024 Annual Meeting of Shareholders, please refer to Crown Castle’s Definitive Proxy Statement and Proxy Supplement, and any amendments and supplements thereto, by visiting: VoteCrownCastle.com (and Investor.CrownCastle.com )

Conclusion

01

Crown Castle is Taking Comprehensive Actions to Maximize Shareholder Value

- The Crown Castle Board is **taking decisive action** and has been **successfully executing** a clear plan of **transformative value-enhancing initiatives**, including the finished CEO search, launch of the Fiber segment review, substantial Board refreshment, and driving efficiencies in our Towers segment
- Following a robust search process, the Board **unanimously appointed Steven Moskowitz as President and CEO** in a seamless leadership transition
  - With over 25 years of experience in the industry, Steven is a tower veteran who has developed all the key skillsets that the Board was looking for, including strong operating experience with domain expertise, strategic capital allocation, proven value creation, and prior CEO experience leading high-performing teams; even Ted Miller concedes that Moskowitz's appointment "**marks a step in the right direction**"
- Crown Castle is progressing a **comprehensive strategic and operating review** of the fiber and small cell business and is moving rapidly, yet methodically, on these initiatives to maximize shareholder value with the support and input of the new CEO
  - The Board has formed a dedicated Fiber Review Committee, composed of directors with critical skills to oversee the broad strategic alternatives mandate with the help of independent financial and legal advisors, and to leave no stone unturned in the review process

02

With the Right Board to Effectively Oversee the Company's Value Creation Efforts

- The Board has taken a **thoughtful approach to refreshment** and composition, ensuring an optimal mix of skills and experiences to **provide fresh perspectives to oversee management** and its execution of strategy
  - With seven diverse independent directors, Crown Castle's current Board is one of the most diverse among all NYSE-listed REITs, highlighting the Board's commitment to fostering an effective boardroom dynamic composed of critical and divergent views
- **Seven of our current eleven independent directors** have been added to the Board since 2020, with valuable skills, including:
  - Tower and fiber expertise, public company CEO and CFO experience in highly regulated industries, investor perspectives from leading portfolio managers and current shareholders, M&A strategy and execution, real estate and REIT knowledge, and corporate governance insight
- In 2023, the Board entered into a Cooperation Agreement on what it was advised were market-standard terms with Elliott Management because of its view that Elliott's two nominees provided additive skills and perspectives and that there was alignment with Elliott on several key issues facing the Company, including the Board's desire to review strategic alternatives for the fiber business and efforts to identify a new CEO

03

Ted Miller is Attempting to Gain Control of Crown Castle and Jeopardize the Clear Progress Underway

- Miller is **seeking to install himself as Executive Chair, or Chair in some capacity**, and appoint his son-in-law and two of his friends to the Board in place of four of our highly qualified directors in order to take credit for our ongoing transformation, despite the risk of Miller's negative impact on the ability of our new CEO to exercise his leadership on critical operational and strategic initiatives
  - Notably, every near-term, critical action in Miller's plan is already under consideration, Boots Capital owns only 0.18% of Crown Castle stock and Boots' nominees do not provide any additive skills; in fact, Miller departed the Company 22 years ago, **when Crown Castle and tower industry dynamics were vastly different**, and has not been operationally involved in any other tower business since then
  - Miller is pursuing unnecessary litigation and attempting to **prevent us from implementing our strategy to enhance shareholder value** through a series of delaying and obstructing acts fueled by **his self-interested goals of regaining Company control**
  - Under Miller's leadership, **Crown Castle's total shareholder return declined by 83%** and the Company's stock price was approximately $1.00 per share on the date of the announcement of his departure from the Board

CROWN CASTLE

PAGE30

31 PAGE Thank You FOR FURTHER INFORMATION PLEASE CONTACT: Dan Schlanger , CFO Kris Hinson , VP & Treasurer Crown Castle Inc. 713 - 570 - 3050

32 PAGE Appendix A Supplemental Information

33 PAGE Consolidated ($MM) Net Income (Loss) 1,502 Adjustments to Increase (Decrease) Net Income (Loss) Asset Write-Down Charges 33 Acquisition and Integration Costs 1 Depreciation, Amortization and Accretion 1,754 Restructuring Charges 85 Amortization of Prepaid Lease Purchase Adjustments 16 Interest Expense and Amortization of Deferred Financing Costs, Net 850 Interest Income (15) Other (Income) Expense 6 (Benefit) Provision for Income Taxes 26 Stock-based Compensation Expense, Net 157 Adjusted EBITDA 4,415 Adjusted EBITDA Reconciliation (1) 2023A Source: Company filings 1. Adjusted EBITDA defined as net income (loss) plus restructuring charges (credits), asset write - down charges, acquisition and int egration costs, depreciation, amortization and accretion, amortization of prepaid lease purchase price adjustments, interest expense and amortization of de fer red financing costs, net, (gains) losses on retirement of long - term obligations, net (gain) loss on interest rate swaps, (gains) losses on foreign currenc y swaps, impairment of available - for - sale securities, interest income, other (income) expense, (benefit) provision for income taxes, net (income) loss from disco ntinued operations, (gain) loss on sale of discontinued operations, cumulative effect of a change in accounting principle and stock - based compensation expense, net 2. Components may not sum to totals due to rounding (2) Adjusted EBITDA is useful to investors or other interested parties in evaluating our financial performance. Adjusted EBITDA i s t he primary measure used by management (1) to evaluate the economic productivity of our operations and (2) for purposes of making decisions about allocating resources to, and assessing the performance of, our operations. Management believes that Adjusted EBITDA helps investors or other interested parties meaningfully evaluate and compare the re sul ts of our operations (1) from period to period and (2) to our competitors, by removing the impact of our capital structure (primarily interest charges from our outstanding debt ) a nd asset base (primarily depreciation, amortization and accretion) from our financial results. Management also believes Adjusted EBITDA is frequently used by investors or other inte res ted parties in the evaluation of the communications infrastructure sector and other REITs to measure financial performance without regard to items such as depreciation, amortiza tio n and accretion, which can vary depending upon accounting methods and the book value of assets. In addition, Adjusted EBITDA is similar to the measure of current financial per formance generally used in our debt covenant calculations. Adjusted EBITDA should be considered only as a supplement to net income (loss) computed in accordance with GAAP as a measure of our performance.

Timeline of the Company's Extensive Engagement with Ted Miller & Boots Capital

The Board, management team, and external advisors have dedicated significant time and attention to engaging with Boots Capital. Any suggestions by Ted Miller that the Company was unresponsive are misleading and simply not true – his goal is to regain control



2023
2024
1 Jul. 20: Miller met with Company
2 Aug. 7: Miller sent LinkedIn message
3 Dec. 21: Former Director met with Miller
4 Dec. 22: CFO spoke with Miller
5 Dec. 23: EVP met with Miller
6 Dec. 27: Chair and Director met with Miller
7 Jan. 10: Fiber Review Committee meeting
8 Jan. 30: Board and advisors met with Miller
Jul.
Aug.
Dec.
Jan.

#	Event Description	#	Event Description
1	Miller met with representatives to solicit business for Visual Intelligence	5	EVP Kelley had an in-person meeting with Miller to discuss his plans
2	Miller sent note to Chair Bartolo; purpose assumed to be business solicitation	6	Chair Bartolo and Director Melone met with Miller; he presented his plans
3	Former Director Moreland met with Boots and relayed to Chair Bartolo	7	Fiber Review Committee discussed Boots' proposal as part of its review
4	CFO Schlanger spoke to Miller on the phone about his proposed plans	8	Board and advisors met with Boots to present Boots' strategy for the Co.

CROWN CASTLE

Source: Company filings

Legend: 1 Miller / Boots action or meeting — 2 Company engagement with Miller / Boots — 3 Company-only action or meeting

PAGE34

Timeline of the Company's Extensive Engagement with Ted Miller & Boots Capital *(cont'd)*

The Board, management team, and external advisors have dedicated significant time and attention to engaging with Boots Capital. Any suggestions by Ted Miller that the Company was unresponsive are misleading and simply not true – his goal is to regain control



2024
9 Feb. 2: Board invited Miller to submit offer
10 Feb. 8-9: NESG interviews with Boots candidates
11 Feb. 13: Board meeting
12 Feb. 27: Boots filed Delaware litigation
13 Mar. 3: Advisor outreach to Miller
14 Mar. 14: Board outreach to Boots
15 Mar. 15: Board letter to Boots
16 Mar. 18: Board letter to Boots
17 Mar. 19: Chair met with Miller
18 Mar. 20: NESG Committee meeting
19 Mar. 21: Board re-interviewed Boots' nominees NESG committee met to determine rec. Full Board later met to approve the rec.
20 Apr. 4: Boots outreach to Morgan Stanley
21 Apr. 12: Boots filed Delaware motion
22 May 22: 2024 Annual Meeting of Shareholders
Feb.
Mar.
Apr.
May

#	Event Description
9	Board invited Miller to submit a proposal for fiber, which he declined
10	NESG Committee interviewed each of the Boots' nominees
11	Board met and approved NESG rec. to not nominate Boots' nominees
12	Boots filed Delaware lawsuit to contest Elliott agreement and halt progress
13	Morgan Stanley outreach; Miller noted no new proposal to make or discuss
14	Paul, Weiss outreach to Boots about Board considering Boots' slate anew
15	Interim CEO Melone sent Boots a letter inquiring about counterparties
16	Interim CEO Melone sent another letter inquiring about tax savings
17	At Miller's request, Chair Bartolo met with him in-person to discuss plans
18	NESG Committee met, obliged Boots' late request to present to the Board
19	Board met Boots nominees, approved NESG rec. to nominate CCI nominees
20	Boots outreach to Morgan Stanley to discuss engagement with CCI
21	Boots filed court motion seeking to prevent CCI from expanding Board size
22	Crown Castle to hold its 2024 Annual Meeting of shareholders

CROWN CASTLE

Source: Company filings

Legend: 1 Miller / Boots action or meeting; 2 Company engagement with Miller / Boots; 3 Company-only action or meeting

PAGE 35

36 PAGE Appendix B Crown Castle Director Nominee Skills and Bios

Crown Castle's Proposed Director Slate is Superior to Ted Miller's Slate



	Crown Castle Nominated Directors												Boots Nominees			
	P. Robert Bartolo	Anthony Melone	Cindy Christy	Ari Fitzgerald	Jason Genrich	Andrea Goldsmith	Tammy Jones	Kevin Kabat	Sunit Patel	Bradley Singer	Kevin Stephens	Matthew Thornton	Ted Miller	Tripp Rice	Charles Green	David Wheeler
Select Key Board Skills and Attributes [1]																
Select Skills Needed for Business Strategy & Evolving Industry Dynamics																
Tower / Fiber Operational Experience		Recent	Recent						Recent	Recent	Recent		Dated		Recent	
Telecom / Wireless Industry Expertise	Recent	Recent	Recent	Recent	Recent	Recent			Recent	Recent	Recent		Limited	Limited	Recent	Recent
Leadership Experience in Highly Regulated Industries	Recent	Recent	Recent	Recent	Recent	Recent	Recent	Recent	Recent	Recent	Recent	Recent	Recent	Recent	Recent	Recent
Select Skills Needed for Proper Governance & Effective Oversight																
Large-Cap ($5Bn+) Transactional Experience	✓				✓			✓	✓		✓		✓			✓
U.S. Public Company Board Experience [2]	✓	✓	✓		✓	✓	✓	✓		✓	✓	✓	✓			
Contributes to Gender / Ethnic Diversity			✓	✓		✓	✓		✓		✓	✓				
Within Board Age Limit *(Not Approaching Limit)*	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓		

Source: Company filings; Boots Capital filings; publicly available information

1. Recent = based on experience within the past 20 years; Dated = based on experience over 20 years ago; Limited = based on experience of limited relevance to the Company's current scale and business operations
2. Excludes service on the Crown Castle Board of Directors

CROWN CASTLE

PAGE 37

38 PAGE Gained deep understanding of our business and the telecommunications industry, including business strategies around the deployment of towers, through his experience assessing companies in telecommunications and related industries while serving at T. Rowe Price as a Telecom, Tower & Cable analyst, being named Institutional Investor magazine's best buy - side telecommunications analyst in 2003 and 2005 M&A Strategic Planning / Oversight Executive and Public Company Board Experience Developed in - depth business analysis acumen, including identification and mitigation of risk, in his roles at T. Rowe Price, where he managed what was at the time the firm's largest mutual fund, the Growth Stock Fund, growing it from $32 billion to $60 billion, attracting $8 billion of new investments and achieving performance in the top 10% of comparable funds over the last 1, 3 and 5 years prior to his retirement • T. Rowe Price Group , global investment management company – EVP, U.S. Growth Stock Fund and Chairman, Investment Advisory Committee (2007 – 2014) – Vice President and Portfolio Manager, U.S. Equity Division (2005 – 2014) – Co - Portfolio Manager, Media and Telecom Fund (2005 – 2007) – Analyst, Telecom, Tower & Cable (2002 – 2007) • MGM Resorts International , global hospitality and entertainment company – Director of Finance (1997 – 2000) • Deloitte & Touche , multinational professional services network – Senior Auditor (1994 – 1997) • University of Southern California (B.S.) and Wharton School at the University of Pennsylvania (M.B.A.) Age: 52 Director Since: 2014 Other Public Company Directorships: • Cable One (since 2023) Board Chair Acquired financial expertise through his prior role as an auditor with one of the Big Four international accounting firms, his CFA designation and his service as Director of Finance at MGM Resorts, where he was responsible for regulatory filings and corporate development analysis, including the $6.4 billion acquisition of Mirage Resorts. His experience was further enhanced through a decades long career in the global investment management sector as a portfolio manager at T. Rowe Price Financial and Accounting Wireless / Telecom Industry Other Skills Director Bio // P. Robert Bartolo Risk Management Strategy Committee Fiber Review Committee (Chair) Compensation Committee CEO Search Committee Audit Committee Source: Company filings Chair Experience and Education Board Committee Involvement Skills and Qualifications

39 PAGE • Crown Castle (the Company) – Special Advisor (since April 2024) – Interim President and CEO (January 2024 – April 2024) • Verizon Communications , leading communications technology company and network provider – EVP and CTO (2010 – 2015) – Served in a variety of positions with Verizon Wireless, a subsidiary of Verizon (2000 – 2010), including as SVP and CTO (2007 – 2010) • Villanova University (B.S.) and University of Pennsylvania (M.S.E.) Age: 63 Director Since: 2015 Other Public Company Directorships: • ADTRAN (2016 – 2020) Special Advisor Gained understanding of our business and the communications infrastructure industry, along with extensive knowledge of our customers and their evolving expectations over his more than 35 years in the telecommunications industry, including responsibility for managing infrastructure assets and over 20,000 communications towers and over 50,000 wireless cell sites Wireless / Telecom Industry Acquired an advanced understanding of telecommunications technologies, regulatory compliance requirements and related emerging technological trends while serving in leadership positions at Verizon, including his role as CTO for Verizon, and its subsidiary Verizon Wireless, where he successfully oversaw the transition of the wireless network from 3G to 4G standard and the launch of the nation's first wireless broadband wide - area network. He played a pivotal role in overseeing multiple platform integrations in support of Verizon's M&A strategy, facilitating interoperability to support reliable network service Technology Developed through his direct responsibility as CTO at Verizon, where he oversaw a large - scale capital investment program designed to enhance and expand the company's nationwide wireless network, including his leadership role in planning and implementing network quality and coverage performance initiatives Finance Operations Risk Management HR / Compensation Corporate Governance / Ethics Executive and Public Company Board experience Other Skills Director Bio // Anthony J. Melone Strategic Planning / Oversight Strategy Committee Fiber Review Committee Source: Company filings Experience and Education Board Committee Involvement Skills and Qualifications

Director Bio // Cindy Christy



Independent Director

Age: 58

Director Since: 2007

Other Public Company Directorships:

- The Dun & Bradstreet Corporation (2015 – 2019)

Experience and Education

- **CTIA**, trade association representing the U.S wireless communications industry
  - Director and Treasurer (since 2023)
- **Asurion, LLC**, information technology company
  - President (since 2019)
  - President and COO (2014 – 2018)
  - President, Americas (2012 – 2014)
  - President, Sales, Marketing and Product Management (2008 – 2012)
- **Alcatel-Lucent**, multinational telecommunications equipment company acquired by Nokia
  - President, Americas Region (2008 – 2008)
  - President, North America Region (2006 – 2007)
  - Served in various leadership positions with Lucent Technologies (2000 – 2005) (merged with Alcatel S.A.)
- **American University** (B.S.B.A.)

Skills and Qualifications

Telecom Industry	Technology	Operations	Other Skills
Developed a deep understanding of our industry over her more than 25-year career in the telecommunications and high-technology sector, where she held senior executive roles leading and developing major infrastructure portfolios - including tower, fiber, and small cell - to deliver network solutions and customer care operations, with a strong track record of successfully navigating large companies through industry-wide transformations driven by new technologies. She maintains leading-edge industry expertise through her board role with CTIA, a wireless communications industry trade association, which advocates for legislative and regulatory policies to address sector-wide challenges	Acquired expertise in technologies and applications through product development roles throughout her career, including functional experience with product management and development at Lucent and Alcatel-Lucent S.A. Under her leadership, Asurion added and developed support capabilities in a wide range of consumer-focused, machine learning based customer support apps, growing the organization into the world's leading consumer technology care company	Obtained operational oversight experience through her executive leadership responsibilities, including developing and implementing operating plans and managing supply chain for Asurion during her four years as COO, overseeing operations for Lucent's Network Solutions Group, one of the company's three core divisions that provided networking equipment to major telephone service providers, as well as overseeing operations for the entire North America region for the company's successor, Alcatel Lucent S.A.	M&A Finance Strategic Planning / Oversight HR / Compensation Corporate Governance / Ethics ESG Executive and Public Company Board Experience

Board Committee Involvement

Compensation Committee	NESG Committee	Strategy Committee

CROWN CASTLE

Source: Company filings

PAGE40

41 PAGE • Hogan Lovells , global law firm – Partner (since 2001) and Leader, Communications, Internet & Media Practice • Federal Communications Commission ("FCC") , the independent communications regulatory agency of the U.S. government – Deputy Chief, International Bureau (2000 – 2001) – Legal Adviser to FCC Chairman William Kennard (1997 – 2000) • U.S. Department of Justice, Office of Legal Counsel , executive department of the U.S. government responsible for enforcing federal law – Attorney (1994 – 1997) • Harvard College (B.A.) and Yale Law School (J.D.) Age: 61 Director Since: 2002 Independent Director Extensive expertise in the wireless industry as demonstrated by his leadership of Hogan Lovells' Communications, Internet and Media practice, providing legal advice on a wide range of communications, spectrum policy, and transactional issues to some of the world's largest and most dynamic communications network operators and industry trade associations and investors. Mr. Fitzgerald is one of only three attorneys to have been inducted into the Wireless History Foundation’s Wireless Hall of Fame, which recognizes transformational contributions to the wireless industry Wireless Industry Acquired legal expertise and extensive regulatory experience as a senior advisor and attorney in the federal government, serving as legal adviser to former FCC Chairman Bill Kennard and Deputy Chief of the FCC's International Bureau and legal counsel to former U.S. Senator Bill Bradley. He also served as an attorney - advisor in the U.S. Department of Justice's Office of Legal Counsel, providing guidance to the White House, executive branch agencies and the U.S. attorney general on constitutional and federal statutory interpretation matters Legal / Regulatory Gained extensive experience in M&A matters as outside counsel to a wide range of communications providers and investors that have sought and secured FCC, antitrust, Committee on Foreign Investment in the United States and Committee for the Assessment of Foreign Participation in the United States Telecommunications Services Sector (Team Telecom) regulatory approvals of major transactions, including T - Mobile in its acquisition of Sprint, Vodafone in its sale of a 45% equity interest in Verizon Wireless to Verizon Technology Strategic Planning / Oversight ESG and Corporate Governance / Ethics Public Company Board Experience Other Skills Director Bio // Ari Q. Fitzgerald M&A Strategy Committee NESG Committee Compensation Committee Source: Company filings Experience and Education Board Committee Involvement Skills and Qualifications

Director Bio // Jason Genrich



Independent Director

Age: 37

Director Since: 2024

Other Public Company Directorships:

- Switch, Inc. (acquired by DigitalBridge and IFM Investors) (2021 – 2022)

Experience and Education

- **Elliott Investment Management**, investment management company
  - Senior Portfolio Manager (since 2022) and Equity Partner (since 2024)
  - Portfolio Manager (2018 – 2022)
  - Analyst and Associate Portfolio Manager (2014 – 2018)
- **GTCR**, private equity firm
  - Associate, Technology, Media and Telecommunications ("TMT") Private Equity Investment Team (2011 – 2014)
- **Evercore Partners**, independent investment banking firm
  - Analyst, Technology M&A Group (2009 – 2011)
- **Stephen M. Ross School of Business** at the **University of Michigan** (B.B.A)

Skills and Qualifications

Wireless / Telecom Industry	Technology and M&A	Financial	Other Skills
Developed extensive knowledge of the wireless and telecommunications industry through his career at Evercore, GTCR and Elliott where he focused on transactions and investments across the TMT industries, including digital infrastructure (such as wireless towers, fiber infrastructure, cable multiple-system operators and other broadband infrastructure) and telecommunications equipment vendors that provide core technologies to wireless and wireline service providers	Acquired deep insights into technology products and investments through his 15-year career analyzing value creation opportunities across the TMT industry, which included roles with investment banking and investment management firms. These experiences are further enhanced through his current and previous service on the boards of several technology and digital infrastructure companies. Over the course of his career, Mr. Genrich has worked on numerous large-scale transactions, including the $16.5 billion take-private of Citrix Systems, Inc. (and its combination with TIBCO Software)	Gained in-depth financial and capital markets expertise throughout his career in investment banking, private equity and hedge fund investing, including responsibility for fundamental analysis, financial modeling, industry and market research, and complex transactional analysis in support of investment decisions	Strategic Planning / Oversight ESG Risk Management Corporate Governance / Ethics Public Company Board experience

Board Committee Involvement

Fiber Review Committee	CEO Search Committee

Source: Company filings

CROWN CASTLE

PAGE42

Director Bio // Andrea J. Goldsmith



Independent Director

Age: 59

Director Since: 2018

Other Public Company Directorships:

- Intel Corporation (since 2021)
- Medtronic plc (since 2019)

Experience and Education

- **Princeton University**
  - Dean of Engineering and Applied Science and Arthur LeGrand Doty Professor of Electrical and Computer Engineering (since 2020)
- **Stanford University**
  - Stephen Harris Professor of Engineering (2012 - 2020)
  - Professor of Engineering (2007 – 2020)
  - Associate/Assistant Professor (1999 – 2007)
- **Plume WiFi (formerly Accelera)**, Wi-Fi service provider for communications service companies
  - Co-founder and CTO (2010 – 2014)
- **Quantenna Communications (acquired by ON Semiconductor)**, Wi-Fi chip and software company
  - Co-founder and CTO (2005 – 2009)
- **University of California, Berkeley** (B.S., M.S., and Ph.D.)

Skills and Qualifications

Technology	Strategic Planning / Oversight and Cyber / Information Security	Academia / Education	Other Skills
Developed an understanding of telecommunications technologies through her extensive academic background in electrical and computer engineering and her career as an accomplished engineer and inventor with acclaimed, foundational work in wireless communications focused on the fundamental performance limits of wireless systems, including 5G wireless, mobile Internet of Things and smart grid design	Her experiences on the Stanford Budget Group and Stanford Committee on Research as well as her board service at Intel Corporation and Medtronic plc include oversight of the assessment and adoption of cybersecurity and data privacy protocols to ensure the protection of enterprise platforms. Dr. Goldsmith contributes additional significant experience overseeing M&A transactions obtained through her board service at Intel Corporation and Medtronic plc	Gained over more than two decades teaching electrical engineering and applied science at some of the most prestigious research institutions in the United States, becoming Dean of Princeton's School of Engineering and Applied Science, authoring or co-authoring three books on wireless communications and holding 38 patents	Wireless / Telecom Industry Corporate Governance / Ethics Executive and Public Company Board Experience

Board Committee Involvement

NESG Committee	Strategy Committee Chair

Source: Company filings

CROWN CASTLE

PAGE43

Director Bio // Tammy K. Jones



Independent Director

Age: 58

Director Since: 2020

Other Public Company Directorships:

- Veris Residential (since 2020) (Chair)
- Monogram Residential Trust (2016 – 2017)

Experience and Education

- **Basis Investment Group**, multi-strategy commercial real estate private equity investment platform
  - Founder and CEO (since 2009)
- **CWCapital**, U.S. debt investment platform previously owned by CDPQ
  - Senior Managing Director, Head of Capital Markets Lending Division (2004 – 2009)
- **Commercial Capital Initiatives, Inc.** (a subsidiary of GMAC Commercial Mortgage Corporation), commercial real estate company
  - SVP (1997 – 2004)
- **Equitable Real Estate Investment Management**, pension fund advisor and investment manager
  - Director (1990 - 1997)
- **Cornell University** (B.A.) and **J. Mack Robinson College of Business** at **Georgia State University** (M.B.A.)

Skills and Qualifications

REIT Industry and ESG	Financial and M&A	Strategic Planning / Oversight	Other Skills
Demonstrated track record of delivering strong returns for individual and institutional stakeholders through extensive investment experience in commercial real estate transactions and leadership roles on public REIT boards. As a member of the Strategic Review Committee of the board of Monogram Residential Trust, Inc., Ms. Jones oversaw the take-private sale of the company, which resulted in a 22% premium to the share price. As Chair of the board of Veris and formerly Lead Independent Director, she led the board in the company's successful transformation from a capital-intensive office owner to a pure play multifamily REIT, as well as its CEO transition, the sale of $2.5 billion of non-strategic assets and the pay down of $1 billion in debt, improving the operating platform and outperforming peers. Ms. Jones has been a driving force and leader in the implementation of successful ESG strategies at both Veris and Crown Castle	Gained extensive experience with strategic financial transactions and capital allocation throughout her career closing over $25 billion in commercial real estate transactions across the U.S., including with joint venture negotiation, capital markets, leasing, structuring, and investment. Successfully deployed capital in real estate on behalf of some of the country's largest public pension plans and institutional investors while consistently achieving top quartile returns	Developed throughout her career, over three decades of making strategic investment decisions, and most recently as founder and CEO of one of the few woman-owned diversified commercial real estate investment platforms overseeing the development and execution of the firm's investment strategy, operations, finance, and technology as well as closing nearly $7 billion in transactions and managing a portfolio, which includes more than 15,000 multifamily units	Corporate Governance / Ethics Risk Management Operations Accounting HR / Compensation Academia / Education Executive and Public Company Board Experience

Board Committee Involvement

Audit Committee	NESG Committee Chair	Strategy Committee	CEO Search Committee Chair

Source: Company filings

CROWN CASTLE

PAGE44

Director Bio // Kevin T. Kabat



Independent Director

Age: 67

Director Since: 2023

Other Public Company Directorships:

- NiSource Inc. (since 2015)
- Unum Group (since 2008)
- AITi Global Inc. (January 2023 - August 2023)[1]
- E*TRADE Financial Corporation (2016 – 2020)

Experience and Education

- **Fifth Third Bancorp**, diversified financial services company
  - CEO and Vice Chairman of the Board (2012 - 2016)
  - CEO (2007 - 2012)
  - CEO and Chairman (2008 - 2010)
  - EVP (2003 - 2006)
  - President and CEO, Fifth Third Bank Michigan (2001 - 2003)
- **Old Kent Financial Corporation**, bank holding company acquired by Fifth Third Bank
  - Held a number of management and executive positions including as Vice Chairman and President (1982 – 2001)
- **Johns Hopkins University** (B.S.) and **Purdue University** (M.S.)

Skills and Qualifications

Financial and M&A	Risk Management in Highly Regulated industries	Strategic Oversight and Operations in Highly Regulated Industries	Other Skills
Obtained financial acumen through his more than a three-decade career in the financial services sector, leading one of the largest U.S. diversified financial services companies, which contributed to his deep understanding of financial markets. During his tenure at Fifth Third Bancorp, Mr. Kabat oversaw a successful spin-off of the company's processing division, which was pivotal to the successful execution of its recapitalization strategy. He also served as Lead Independent Director of E*TRADE, overseeing the acquisition of the company by Morgan Stanley in an all-stock transaction valued at ~$13Bn	Developed valuable risk management skills through his operational and executive leadership roles with an increasing amount of complexity in the financial services industry, as demonstrated by his CEO tenure at Fifth Third Bancorp, which he successfully navigated through a volatile market environment during the 2008 financial crisis and subsequent economic recovery. His extensive experience serving on public company boards in highly regulated industries, including NiSource, Unum Group and E*TRADE, contributes to the Board's risk oversight	Gained a deep understanding of operating in a highly regulated operational environment and balancing the interests of many stakeholders while serving as CEO of Fifth Third Bancorp, where he was responsible for overseeing the strategic direction of the company, leading a shift toward a customer-centric culture and introduction of robust digital service offerings in response to customer demand for efficient digital payment options. His extensive experience serving in leadership positions on public company boards, including as Chairman of NiSource and Unum Group, and as Lead Independent Director of E*TRADE, contributes to the Board's oversight of strategy and operations	Accounting HR / Compensation Corporate Governance / Ethics Executive and Public Company Board Experience

Board Committee Involvement

Compensation Committee	NESG Committee	CEO Search Committee

Source: Company filings

1. Kevin Kabat led the de-SPAC process for AITi Global, Inc. and then stepped off the Board of Directors shortly after the completion of exchange offer in January 2023

CROWN CASTLE

PAGE45

Director Bio // Sunit S. Patel



Independent Director

Age: 62

Director Since: 2024

Experience and Education

- **Ibotta**, a technology company that allows consumer packaged goods brands to deliver digital promotions to millions of consumers
  - CFO (since 2020)
- **T-Mobile USA**, leading communications company and network provider
  - EVP, Merger and Integration (2018 – 2020)
- **CenturyLink (now Lumen Technologies)**, telecommunications company
  - EVP and CFO (2017 – 2018)
- **Level 3 Communications (acquired by Lumen)**, telecommunications internet service provider
  - EVP and CFO (2008 – 2017)
  - Group Vice President and CFO (2003 – 2008)
- **Looking Glass Networks (acquired by Level 3 Communications)**, telecommunications transport services provider
  - Co-Founder and CFO (2000 – 2003)
- **Rice University** (B.S.)

Skills and Qualifications

Telecom Industry	Financial and Accounting	Strategic Planning / Oversight and M&A	Other Skills
Gained valuable strategic insights over his more than a two-decade career in the telecommunications industry, including extensive knowledge of our customers, further enhanced by his senior executive leadership roles in the telecommunications industry, including co-founding Looking Glass Networks Inc	Obtained significant experience and financial acumen in financial reporting, internal controls and capital markets during his career serving in senior financial roles at multiple public and private telecommunications companies	Acquired extensive expertise during his career, including through the successful execution of M&A and financing transactions valued at over $100 billion in the aggregate. Led T-Mobile's strategic planning efforts to integrate Sprint. Also served as CFO at Level 3 Communications, Inc. during its merger with CenturyLink, Inc., creating a leading global network services company with a larger global footprint, enhanced product and IT services portfolio and larger fiber network	Operations Risk Management HR / Compensation Technology Executive Experience

Board Committee Involvement

Audit Committee	Fiber Committee

CROWN CASTLE

Source: Company filings

PAGE46

Director Bio // Bradley E. Singer



Independent Director

Age: 57

Director Since: 2024

Other Public Company Directorships:

- Redfin Corporation (since 2022)
- Sweetgreen, Inc. (since 2021)
- Rolls-Royce Holdings plc (2016 – 2019)
- Motorola Solutions, Inc. (2012 – 2016)
- Citizens Communications Corp. (2005 – 2008)
- Martha Stewart Living Omnimedia (2003 – 2008)

Experience and Education

- **ValueAct Capital**, investment company
  - Investment Partner and COO (2012 – 2021)
- **Discovery Communications (merged with WarnerMedia)**, mass media company
  - Senior EVP and CFO and Treasurer (2008 – 2012)
- **American Tower Corporation**, global provider of wireless infrastructure telecommunications company
  - CFO and Treasurer (2001 – 2008)
  - EVP, Strategy (2000 – 2001)
- **Goldman Sachs**, investment management company
  - Investment Banker (1997 – 2000)
- **University of Virginia** (B.S.) and **Harvard Business School** (M.B.A.)

Skills and Qualifications

Telecom Industry	Financial	Strategic Planning / Oversight, Accounting and Operations	Other Skills
Gained industry experience and understanding of the communications infrastructure ecosystem while serving in key executive roles at AMT. Mr. Singer contributed to the design and execution of AMT's strategy that created a portfolio of high-quality wireless infrastructure, grew the core tower business and unlocked operational efficiencies with strong margin expansion, resulting in significant share price appreciation outperforming the S&P 500 and NASDAQ indices over the same timeframe	Obtained significant capital markets experience, financial and transactional acumen, investment and capital allocation experience while serving as one of three partners comprising the management committee of ValueAct to create sustaining shareholder value across the equity investment fund, in addition to his public company CFO experience	Acquired extensive expertise during his CFO tenures at AMT and Discovery, where he partnered with CEOs to implement greater operational and financial discipline resulting in increased profitability, and oversaw financial reporting, internal controls and investor relations functions	Risk Management HR / Compensation Technology M&A Academia / Education Executive and Public Company Board Experience

Board Committee Involvement

Audit Committee

Source: Company filings

CROWN CASTLE

PAGE47

Director Bio // Kevin A. Stephens



Independent Director

Age: 62

Director Since: 2020

Other Public Company Directorships:

- Keysight Technologies (since 2022)

Experience and Education

- **Altice USA**, provider of broadband communications and video services
  - EVP and President, Business Services Division (2015 – 2019)
- **Suddenlink Communications (acquired by Altice in 2015)**, internet and cable provider
  - Served in multiple senior leadership positions, including as President, Commercial and Advertising Operations (2006 – 2015)
- Served in various senior leadership positions at **Cox Communications**, **Choice One Communications** and **Xerox Corporation**
- **University of Michigan** (B.B.A.) and **University of Southern California** (M.B.A.)

Skills and Qualifications

Telecom Industry	M&A	Strategic Planning / Oversight	Other Skills
Gained extensive experience in the fiber and telecommunications industry while serving in leadership positions at a number of companies in the sector, developing deep knowledge of customer preferences, distribution channels and industry segments, including in his most recent position at Altice, where he held responsibility for full profit and loss (P&L) and operations, as well as oversight of all functional areas	Acquired significant expertise by playing a key role throughout his career in all phases of the M&A process, including executing 10 corporate acquisitions across three companies. Following the $20 billion acquisition of Cablevision by Altice, Mr. Stephens led the integration of three business-to-business organizations into one business. Mr. Stephens also served as advisor in 2020 to Morgan Stanley Infrastructure Partners in connection with a $3.2 billion acquisition of a fiber infrastructure company	Developed a strong track record of designing and executing profitable enterprise expansion strategies in both start-up and Fortune 500 companies, including creating a new wholesale line of business at Suddenlink, which developed into a significant revenue contributor for the company	Operations Finance ESG Executive and Public Company Board Experience

Board Committee Involvement

Audit Committee (Chair)	Compensation Committee	Strategy Committee	Fiber Review Committee

Source: Company filings

CROWN CASTLE

PAGE48

Director Bio // Matthew Thornton, III



Independent Director

Age: 65

Director Since: 2020

Other Public Company Directorships:

- Sherwin Williams Company (since 2014)
- Trustee of investment companies in the Nuveen funds complex (since 2020)

Experience and Education

- **FedEx Corporation**, leading transportation, ecommerce and services company
  - EVP and COO, FedEx Freight Corporation (2018 - 2019)
  - SVP, U.S. Operations, Federal Express, a subsidiary (2006 - 2018)
  - SVP, Air, Ground and Freight Services, FedEx Express (2004 - 2006)
  - Vice President, Regional Operations (Central Region), FedEx Express (1998 - 2004)
- **University of Memphis** (B.A.) and **University of Tennessee, Knoxville** (M.B.A.)

Skills and Qualifications

Operations	Strategic Planning / Oversight	HR / Compensation	Other Skills
Gained significant strategic operations and logistics management experience through his broad range of positions over a more than four-decade career at FedEx, where he was responsible for domestic and international P&L and improved the operational performance of multiple business segments. In his most recent role as COO of FedEx Freight, he managed nearly 380 service centers, which included international efforts, transportation, field operations and customer service among other crucial business areas, with an annual revenue of nearly $8 billion	Obtained extensive strategic planning experience leading transformational growth initiatives at FedEx, including the development and implementation of an E-commerce platform to facilitate growth, improve service reliability and operational efficiency. This experience was further expanded through his service on the board of Sherwin Williams Company, where he oversaw multiple strategic acquisitions and divestitures to drive value creation opportunities	Acquired over his career, including in his most recent positions, where he oversaw more than 45,000 employees and initiated company-wide efforts to improve network health, on time performance and operational improvements. He was able to achieve record level employee engagement ratings and productivity under his tenure, while maintaining industry-leading practices in driver and workplace safety	Risk Management ESG Corporate Governance / Ethics Finance Executive and Public Company Board Experience

Board Committee Involvement

Compensation Committee (Chair)	Strategy Committee

Source: Company filings

CROWN CASTLE

PAGE49